Statement of Additional Information Supplement

October 1, 2018

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 1, 2018 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated February 28, 2018

Government Portfolio

Government Securities Portfolio

Money Market Portfolio

Prime Portfolio

Tax-Exempt Portfolio

Treasury Portfolio

Treasury Securities Portfolio

The following is hereby added after the first paragraph of the section of the Statement of Additional Information entitled "Service and Distribution of Shares—Revenue Sharing":

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount up to $500,000 in consideration of the Adviser's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC; and

(2)  an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Fund by Morgan Stanley Smith Barney LLC financial advisors.

Please retain this supplement for future reference.